EXHIBIT  31.2

                  CERTIFICATION PURSUANT TO SECTION 302 OF THE
                            SARBANES-OXLEY ACT OF 2002

I,  David  C.  Collins,  certify  that:

1. I have reviewed this annual report on Form 10-KSB of Petrosearch Energy Corporation;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of Petrosearch Energy Corporation as of, and for, the periods presented in this report;

4. Petrosearch Energy Corporation's other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for Petrosearch Energy Corporation and have:

     (a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to Petrosearch Energy Corporation, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

     (b) Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

     (c) Evaluated the effectiveness of Petrosearch Energy Corporation's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

     (d) Disclosed in this report any change in Petrosearch Energy Corporation's internal control over financial reporting that occurred during Petrosearch Energy Corporation's most recent fiscal year that has materially affected, or is reasonably likely to materially affect, Petrosearch Energy Corporation's internal control over financial reporting; and

5. Petrosearch Energy Corporation's other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to Petrosearch Energy Corporation's independent registered public accounting firm and the audit committee of Petrosearch Energy Corporation's board of directors (or persons performing the equivalent functions):

     (a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect Petrosearch Energy Corporation's ability to record, process, summarize and report financial information; and

     (b) Any fraud, whether or not material, that involves management or other employees who have a significant role in Petrosearch Energy Corporation's internal control over financial reporting.

Date: March 31, 2006                            By: /s/ David J. Collins
                                                    -----------------------
                                                    David J. Collins
                                                    Chief Financial Officer